UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2023

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2023, ATN International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), and the final voting results for each matter are set forth below.

Proposal 1. Stockholders elected the nominees identified below as directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their earlier retirement, resignation or removal. The voting results for each nominee were as follows:

	Number of	Number of	Number of	Number of
	Shares Voted	Shares	Shares	Broker Non-
	For	Voted Against	Abstained	Votes
Bernard J. Bulkin	9,646,833	3,942,897	26,849	1,656,664
Richard J. Ganong	12,548,525	1,044,835	23,219	1,656,664
April V. Henry	13,587,516	28,662	401	1,656,664
Derek Hudson	13,612,871	3,657	51	1,656,664
Patricia Jacobs	13,612,961	3,657	51	1,656,664
Pamela F. Lenehan	12,215,263	1,400,915	401	1,656,664
Michael T. Prior	13,488,675	127,853	51	1,656,664

Proposal 2. Stockholders approved the adoption of the 2023 Equity Compensation Plan and the reservation of 1,400,00 shares of Company common stock for issuance therewith. The voting results for the proposal were as follows:

Number of	Number of	Number of	Number of
Shares Voted	Shares Voted	Shares	Broker
For	Against	Abstained	Non-Votes
9,374,348	4,228,854	13,377	1,656,664

Proposal 3. Stockholders approved the compensation paid to our named executive officers by non-binding advisory vote. The voting results for the proposal were as follows:

Number of	Number of	Number of	Number of
Shares Voted	Shares Voted	Shares	Broker
For	Against	Abstained	Non-Votes
12,348,689	1,260,110	7,780	1,656,664

Proposal 4. A plurality of stockholders have submitted non-binding votes in favor of a frequency of future advisory votes on the compensation of our named executive officers to occur annually. The voting results for the proposal were as follows:

3 Years	2 Years	1 Year	Abstain
5,828,068	65,883	7,709,455	13,173

In light of the vote of the stockholders on this Proposal 4, the Company has determined it will hold future non-binding, advisory votes on named executive officer compensation annually until the next required stockholder vote on the frequency of such votes is held or until the Company’s board of directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s stockholders.

Proposal 5. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results for the proposal were as follows:

Number of	Number of	Number of
Shares Voted	Shares Voted	Shares
For	Against	Abstained
14,855,883	410,757	6,603

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: June 8, 2023